UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 23, 2008

THE RIDGEWOOD POWER GROWTH FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25935	22-3495594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.     Other Events.

On January 23, 2008, Ridgewood Renewable Power LLC, the manager of The Ridgewood Power Growth Fund (the “Fund”), sent letters to shareholders of the Fund, copies of which are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Title

99.1	Letter to shareholders dated January 23, 2008.

99.2	Letter to shareholders dated January 23, 2008.

2

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RIDGEWOOD POWER GROWTH FUND

Date: January 23, 2008	By:	/s/ JEFFREY H. STRASBERG
	Name:	Jeffrey H. Strasberg
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Letter to shareholders dated January 23, 2008.

99.2	Letter to shareholders dated January 23, 2008.